UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2012

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GraphOn Corporation

(Exact Name of Registrant as Specified in Charter)

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Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1901 S. Bascom Avenue, Suite 660 Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The voting results for the matters submitted to a vote of our stockholders at our Annual Meeting of Stockholders held on November 7, 2012, which are described in detail in our proxy statement filed with the Securities and Exchange Commission on October 5, 2012, are as follows:

1. The election of two Class I directors to serve until our 2015 annual meeting of stockholders:

For Withheld Broker Non-votes

John Cronin 32,205,875 293,469 21,826,453

Steven Ledger 32,260,291 239,053 21,826,453

2. Adoption of the GraphOn Corporation 2012 Equity Incentive Plan:

For Against Abstain Broker Non-votes

29,625,285 2,326,173 547,886 21,826,453

3. Ratification of the appointment of Macias, Gini & O'Connell, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012:

For Against Abstain Broker Non-votes

53,873,068 452,379 350 --

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GraphOn Corporation

Dated: November 9, 2012	By:	/s/ Robert Dixon
Robert Dixon
Interim Chief Financial Officer